UMB SCOUT REGIONAL FUND, INC.

                        Supplement dated April 1, 2000
                                     to
                       Prospectus dated October 31, 1999


INVESTMENT ADVISOR AND MANAGER (PAGE 14)

Effective April 1, 2000, the management team led by William Greiner is responsible for investment decisions on the UMB Scout Regional Fund, Inc.
Mr. Greiner has been Chief Investment Officer at UMB Bank since 1999. Prior to that, he managed investments at Northern Trust Company, Chicago, Illinois. Mr Greiner has over 21 years of investment management experience.